EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the GTC Telecom Corp. Annual Report on Form 10-KSB for the year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, S. Paul Sandhu, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of the Company.





By: /s/ S.  PAUL  SANDHU
        ----------------
        S.  PAUL  SANDHU
        Chief Executive Officer and Director
        August 28, 2002